Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

NATIONAL INSTITUTES OF HEALTH
SECOND AMENDMENT TO [***]
[***] No.: [***]

This is the second amendment (“Second Amendment”) of the agreement by and between the National Institutes of Health (“NIH”) within the Department of Health and Human Services (“HHS”), and 2seventy bio, Inc. (“Licensee”) having an effective date of August 31, 2015, and having NIH Reference Number [***], together with the First Amendment having an effective date of April 25, 2022 (the “Agreement”), and having NIH Reference Number [***]. This Second Amendment, having NIH Reference Number [***], is made between the NIH through the Office of Technology Transfer, having an address at 6701 Rockledge Drive, Suite 700, MS 7788, Bethesda, Maryland 20892 and Licensee having an address at 60 Binney St., Cambridge, MA 02142. This Second Amendment includes, in addition to the amendments made below, 1) a Signature Page, and 2) Attachment 1 (Royalty Payment Information).

WHEREAS, the NIH and the Licensee desire that the Agreement be amended a second time as set forth below in order to modify the terms that relate to royalty payments.
NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIH and the Licensee, intending to be bound, hereby mutually agree to the following:
1)Appendix C, Section III (a) shall be amended and restated in its entirety as follows:

“The Licensee agrees to pay the NIH tiered royalties on annual Net Sales by or on behalf of the Licensee and its sublicensees, as follows:

(1)For annual Net Sales up to and including [***], the Licensee agrees to pay the NIH earned royalties of [***]; and

(2)For annual Net Sales more than [***] up to and including [***], the Licensee agrees to pay the NIH earned royalties of [***]; and

(3)For annual Net Sales more than [***] up to and including [***], the Licensee agrees to pay the NIH earned royalties of [***]; and

(4)For annual Net Sales more than [***], the Licensee agrees to pay the NIH earned royalties of [***].

1)Within sixty (60) days after its execution of this Second Amendment, the Licensee shall pay an additional royalty to the NIH in the amount of [***] for Net Sales made between the August 31, 2015 and September 30, 2023.
2)Within sixty (60) days after its execution of this Second Amendment, the Licensee shall pay the NIH an amendment issue royalty in the sum of [***], and payment options may be found in Attachment 1.
3)In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the payment information in such Attachment 1.
4)All terms and conditions of the Agreement not herein amended remain binding and in effect.
5)The terms and conditions of this Second Amendment shall, at the NIH’s sole option, be considered by the NIH to be withdrawn from the Licensee’s consideration and the terms and conditions of this Second Amendment, and the Second Amendment itself, to be null and void, unless this Second Amendment is executed by the Licensee and a fully executed original is received by the NIH within sixty (60) days from the date of the NIH’s signature found at the Signature Page.
    Page 1 of #NUM_PAGES#

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

6)This Second Amendment is effective as October 1, 2023.
SIGNATURES BEGIN ON NEXT PAGE
    Page 2 of #NUM_PAGES#

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SECOND AMENDMENT TO [***]
SIGNATURE PAGE
In Witness Whereof, the parties have executed this Second Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.
For the NIH:
/s/ Richard U. Rodriguez        January 16, 2024
Richard U. Rodriguez, M.B.A.    Date
Associate Director, Technology Transfer Center
National Cancer Institute
National Institutes of Health

Address for Agreement notices and reports:
E-mail: LicenseNotices_Reports@mail.nih.gov (preferred)

Mail:      License Compliance and Administration
Monitoring & Enforcement
Office of Technology Transfer
National Institutes of Health
6701 Rockledge Drive, Suite 700, MS 7788
Bethesda, Maryland 20892

(For courier deliveries please check https://www.ott.nih.gov/licensing/license-noticesreports)

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

/s/ Teresa Jurgensen        January 16, 2024
Teresa Jurgensen    Date
SVP, General Counsel

I.Official and Mailing Address for Agreement notices:
[***]

2seventy bio, Inc.
60 Binney St.
Cambridge, MA 02142
Email Address:    [***]
Phone:    [***]

II.Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):
[***]
2seventy bio, Inc.
60 Binney St.
Cambridge, MA 02142
Email Address:    [***]
    Page 3 of #NUM_PAGES#

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Phone:    [***]

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

    Page 4 of #NUM_PAGES#

Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

ATTACHMENT 1 – ROYALTY PAYMENT OPTIONS
New Payment Options Effective March 2018

[***]

Agency Contacts:

[***]

    Page 5 of #NUM_PAGES#